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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 1995, included in the Proxy Statement of Coram Healthcare Corporation which is made a part of the Registration Statement (Form S-4 No. 33-00000) and Prospectus of Coram Healthcare Corporation for the registration of 45,665,000 shares of its common stock.

                                          /s/  ERNST & YOUNG LLP
                                          --------------------------------------
                                               ERNST & YOUNG LLP

Orange County, California
May 11, 1995